UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or sec. 240.14a-12

E MED FUTURE, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	Fee not required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

E MED FUTURE, INC.
Notice of Special Meeting of Shareholders
To be held on January 6, 2012

To the Shareholders of E Med Future, Inc.

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of E MED FUTURE, INC. (the “Company”) will be held at the offices of the Company, 2 Corporate Drive, Suite 234, Shelton, CT 06484 on January 6, 2012 at 10:00 a.m. Eastern Daylight Time (the “Special Meeting”), for the following purpose:

To approve the executed Acquisition Agreement to acquire Acem Holding AG for One Hundred Twenty Million (120,000,000) newly issued common shares of E Med shares.

The foregoing item of business is more fully described in the Proxy Statement for Special Meeting of Shareholders accompanying this Notice of Special Meeting of Shareholders.  Only shareholders of the Company of record at the close of business on December 15, 2011 are entitled to notice of, and to vote at, the Special meeting.

By Order of the Board of Directors

Donald Sullivan
Donald Sullivan, Secretary

Shelton, Connecticut
December 26, 2011

E MED FUTURE, INC.
PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

Friday, January 6, 2012

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of E MED FUTURE, INC., a Nevada corporation (the “Company”), to be used at the Special Meeting of Shareholders of the Company, to be held at the offices of the Company, 2 Corporate Drive, Suite 234, Shelton, CT 06484 on January 6, 2012 at 10:00 a.m. Eastern Daylight Time.  This Proxy Statement and the enclosed form are first being sent to shareholders on or about December 26, 2011.

The Company’s Bylaws states that “the secretary shall give written notice stating the place, day, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, which shall be delivered not less than ten nor more than fifty days before the date of the meeting, either personally or by mail to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the books of the Corporation, with postage thereon prepaid.”

1.	Shareholders Entitled to Vote.

Only shareholders of record at the close of business on December 15, 2011, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Special Meeting.  The Company’s Bylaws states that “the Board of Directors may fix a date not less than ten no more than fifty days prior to any meeting as the record date for the purpose of determining shareholders entitled to notice of and to vote at such meetings of the shareholders.”  At the close of business on the record date, there were 6,250,842 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote.  The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Special Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Special Meeting, only those cast "for" are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Special Meeting.  Owners of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Special Meeting.

2.	Votes Required to Approve Each Proposal.

Each of the proposals will require an affirmative vote for the proposal by a majority of the votes cast at the Special Meeting by the holders of shares of Common Stock entitled to vote.  The Company’s Bylaws states that “a majority of the outstanding shares of the Corporation entitled to vote represented in person or by proxy, shall, constitute a quorum at a meeting  of shareholders.   If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting; a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At a meeting resumed after any such adjournment at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.”

3.	Board of Directors’ Recommendations.

The Board of Directors recommends a vote “FOR” each of the proposals.

4.	Voting: Revocation of Proxies.

The Company’s Bylaws states that “a holder of an outstanding share entitled to vote at a meeting, may vote at such meeting in person or by proxy.”  A form of proxy is enclosed for use at the Special Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting.  The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the recommendations as described in this Proxy Statement.  The Company’s Bylaws further state that “all corporate action shall be determined by 50% of the vote cast at a meeting of shareholders by the holders of shares entitled to vote thereon.”

5.	Costs of Solicitation.

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by  (i) each of the Company’s directors and their nominees, (ii) named executive officers of the Company, (iii) all executive officers and directors as group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of December 2, 2011.  Percentages that include ownership of options or convertible securities are calculated assuming  exercise or  conversion  by each  individual or  entity of the  options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.

Beneficial Ownership of Common Stock (1)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Donald Sullivan 208 North Clay Street Millersburg, OH 44654	350,000	5.60%
Ronald Alexander 8612 State Route 39 Millersburg, OH 44654	459,000	7.340%
All Directors and Executive	809,000	12.94%

Robert J. Ochsendorf 308 Maplewood Avenue Columbus, OH 43213	350,000	5.60%
Complete Investment Management Ltd. 11201 Shaker Blvd. Suite 130 Cleveland, OH 44104	1,250,000	20.00%

(1)	Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned.

PROPOSAL ONE

RATIFY THE ACQUSITION AGREEMENT TO ACQUIRE ACEM HOLDING AG

The Board of Directors has unanimously approved, and recommends that you approve, the Acquisition Agreement made on the 10th day of December, 2011 to acquire ACEM Holding AG from Siyar Holding AG, a Swiss corporation, Pure Earth Holdings Ltd, a Cyprus corporation, Total Invest International BV, a Netherlands corporation, Wistals Investment Group AG, a Swiss corporation, Vela Heleen Holding GMBH, a Swiss corporation, A van Buuren an individual resident in the Netherlands, and Sec Attorneys, LLC a Connecticut limited liability company (collectively the “Sellers”) for a ninety five (95%) percent interest in our Company in the form of One Hundred Twenty Million (120,000,000) newly issued common shares of E Med Future, Inc. shares in the name of the Sellers in accordance with the schedule in the attached Acquisition Agreement whereby after closing the Company shall have a total of One Hundred Twenty Six Million (126,000,000) issued and outstanding shares.  Share issued to Pure Earth Holdings Ltd, Total Invest International BV, Wistals Investment Group AG, and Vela Heleen Holding GMBH, are non-dilutive.

ACEM Holding AG is a Swiss company (hereinafter “ACEM”) which owns all of the shares of ACEM Masencihlik Ltd., a Turkish company that acquired from the Turkish state authorities a permit to mine in the county of Merkez, in the north of the village Azikan (Yazibasi) a surface of 490 hectors for the exploration of manganese ore, which according to EMCP AG who performed an expert assessment of the manganese deposit, copy of which is attached to the executed Acquisition Agreement and can be viewed in its entirety online at the U.S. Securities and Exchange Commission website at www.sec.gov under our Company’s filed Form 8-K Current Report on December 14, 2011, which has a present deposit value of 94.8 million Euros or about $126.4 million U.S. Dollars.

The Board of Directors recommends a vote FOR ratification of the Acquisition Agreement dated December 10, 2011 to acquire ACEM Holding AG.

EXHIBIT A

ACQUISITION AGREEMENT

This Acquisition Agreement (“Agreement”) made this 10th day of December, 2011 among E MED FUTURE, INC., a Nevada corporation (“EMed”), SIYAR HOLDING AG, a Swiss corporation (“Siyar”), PURE EARTH HOLDINGS LTD, a Cyprus corporation (“Pure”), TOTAL INVEST INTERNATIONAL BV, a Netherlands corporation (“Total”), WISTALS INVESTMENT GROUP AG, a Swiss corporation (“Wistals”), VELA HELEEN HOLDINFG GMBH, a Swiss corporation (“Vela”), A VAN BUUREN an individual resident in the Netherlands (“van Buuren”), and SEC ATTORNEYS, LLC a Connecticut limited liability company (“Sec Attorneys”) and, collectively with Siyar, Pure, Total, Wistals, Vela, and van Buuren, “Sellers”).

RECITALS;

ACEM HOLDING AG is a Swiss company (“the Company”) which owns all of the shares of ACEM MADENCIHLIK LTD a Turkish company that acquired from the Turkish state authorities a permit to mine in the county of Merkez, in the north of the village Azikan (Yazibasi) a surface of 490 hectors for the exploration of manganese ore, which according to EMCP AG who performed an expert assessment of the manganese deposit, copy of which is attached as Exhibit D, has a present deposit value of 94.8 million Euros or about $126.4 million U.S. Dollars.

Sellers own and desire to sell all of the issued and outstanding shares of the Company, and EMed desires to purchase, all of the issued and outstanding shares of the Company (the “Shares”) from Sellers, for the consideration and on the terms set forth in this Agreement.

NOW, THEREFORE, WITNESSETH, that for and in consideration of the premises and of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:

A.           PURCHASE AND PAYMENT

1.           Sale and Transfer of Shares.

Subject to the terms of this Agreement, at Closing as those terms are hereinafter defined, Sellers will sell and transfer the Shares to EMed, and EMed will purchase the Shares from Sellers.

2.           Purchase Price.

EMed will deliver at Closing post ten to one reverse split of existing shareholders a ninety five (95%) percent interest in EMed in the form of One Hundred Twenty Million (120,000,000) newly issued common shares of EMed shares in the name of the Sellers in accordance with the schedule in Exhibit A attached hereto and incorporated herein by reference (the "EMed Shares") whereby after closing EMed shall have a total of One Hundred Twenty Six Million (126,000,000) issued and outstanding shares.  Share issued to Pure, Total, Wistals, and Vela shall be non-dilutive.

B.           ESCROW AGENT

1.           Appointment of Escrow Agent.

EMed, Company and Sellers do hereby appoint Jerry Gruenbaum Esq. the Escrow Agent to act in accordance with and subject to the terms of this Agreement and the Escrow Agent hereby accepts such appointment and agrees to act in accordance with and subject to the terms hereof (the “Escrow Appointment”).

2.           Terms.

This Escrow Appointment shall terminate upon Closing.  Escrow Agent shall be relieved of all liability and responsibility hereunder, upon the completion of his services as stated herein pursuant to the terms hereof.

3.           Duties of Escrow Agent.

3.1           The Escrow Agent shall not be liable for any action taken or omitted by it, or any action suffered by it to be take nor omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Escrow Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

3.2           The Escrow Agent shall not be responsible for the sufficiency or accuracy, the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property paid or delivered by the Escrow Agent pursuant to the provisions hereof.  In no event shall the Escrow Agent be liable with regard to the financial stability of any banking institution with which it deposits such funds.

3.3           The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event by reason of which an action would or might be taken by the Escrow Agent does not exist or has not occurred, without incurring liability for any action taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

3.4           From time to time on and after the date hereof, EMed, Company and Sellers shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Escrow Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

C.           REPRESENTATIONS AND WARRANTIES OF SELLERS AND COMPANY

Sellers and Company hereby represent and warrant to EMed that, as of the date hereof, the following statements are true and correct, except as to statements in Sections C.2 and C.3 which are made only by Sellers who own the Shares with respect to which the statement is made.

1.           Corporate Status.
Company is (a) duly organized, validly existing and in good standing under the laws of Switzerland; (b) has full corporate power to own all of its properties and carry on its business as it is now being conducted; and (c) is qualified to do business in each of the jurisdictions in which it operates and the character of the properties owned by Company or the nature of the business transacted by Company does not make qualification necessary in any other jurisdiction or jurisdictions.

2.           Authority to Sell.

Sellers have full right, power and authority to sell, transfer and deliver the Shares owned by such Seller to EMed in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

3.           Ownership of Shares.

All of the Shares of Company are owned by Siyar, Pure, Total, Wistals, Vela, van Buuren and Sec Attorneys.  Sellers hold such Shares free and clear of all liens, claims, debts, encumbrances and assessments, and any and  all restrictions as to sale,  assignment or transferability thereof.   Sellers have full

right, power and authority to sell, transfer and deliver Shares owned by said Seller and the certificates therefor, sold hereunder, to EMed in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

D           REPRESENTATIONS AND WARRANTIES OF EMED

EMed hereby warrants and represents to Sellers and Company that, as of the date hereof, the following statements are true and correct.

1.           Corporate Status.

EMed is a duly organized, validly existing and will be in good standing under the laws of the State of Nevada on the date of Closing.  Copy of current status of EMed is attached as Exhibit B hereto and incorporated herein by reference.

2.           Financial Statements.

Prior to the date of Closing, EMed shall deliver to Company internal financial statements as of December 1, 2011, and said internal financial statements, including the related notes and explanatory notes, present fairly the financial position of EMed at the date thereof in conformity with generally accepted accounting principles.

3.           Assets and Liabilities.

3.1           Assets

At closing EMed shall have no assets.

3.2           Liabilities

At closing EMed shall have no liabilities other those owed to governmental agencies including the U.S. Internal Revenue Services a copy of which is listed in Exhibit C attached hereto.

4.           Capital Structure.

EMed (a) is authorized by its charter and applicable law to issue Fifty Million (50,000,000) Common Stock, $0.001 par value of which Forty Two Million Five Hundred Thirteen Thousand Four Hundred Fifteen (42,513,415) Common Stock $0.001 par value are issued and outstanding among approximately Nin Hundred Eighty Four (984) shareholders all of which such shares are fully paid and non-assessable; (b) does not have authorized, issued or outstanding any preferred shares, subscription, option, warrant, conversion or other rights to the issuance or receipt of shares of its capital stock except as set forth herein; (c) has all voting rights vested exclusively in the presently issued and outstanding capital stock; and (e) does not have any outstanding bonds, debentures or other similar evidences of indebtedness.

5.           Litigation.

5.1           Emed was subject to a lawsuit titled Complete Investment Management Ltd. v. E Med Future Inc. etal in the Courts of Common Pleas for Franklin County Ohio case No. 06 CV 01119.  Said case has been settled on December 6, 2011 as part of this Acquisition Agreement for 1,000,000 newly issued shares post 10 to 1 reverse split and subject to this Acquisition Agreement closing.  Copy of said Settlement Agreement is attached as Exhibit E and incorporated herein by reference.

5.2           Emed was a subject to a lawsuit titled Ohio State Bureau Workers Compensation v. E Med Future, Inc. in the Courts of Common Pleas for Franklin County Ohio case No. 06 JG 027173.  Said case is active and judgment was entered on August 30, 2006.

5.3           Emed was a subject to a lawsuit titled Ohio State Department of Taxation v. E Med Future, Inc. in the Courts of Common Pleas for Franklin County Ohio case No. 08 JG 011553.  Said case is active and judgment was entered on March 28, 2008.

5.4           Emed was a subject to a lawsuit titled Safe Medical Solutions LLC v. E Med Future, Inc., etal in the Courts of Common Pleas for Franklin County Ohio case No. 06 CV 009757.  Said case was dismissed by Safe Medical on April 29, 2008 as part of a settlement agreement executed on January 20, 2008 a copy of which is attached as Exhibit F and incorporated herein by reference..

5.5           EMed is not a party to any pending or to its knowledge threatened suit, action, proceeding, prosecution or litigation nor to the knowledge of EMed is there any threatened or pending governmental investigation involving EMed or any of its operations, including inquiries, citations or complaints by any federal, state or local administration or agency.

6.           Truth of Representation.

No representation by EMed made in this Agreement and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the EMed Shares.

E.           CONDITIONS PRECEDENT TO CLOSING

All obligations under this Agreement are subject to the fulfillment of each of the following conditions, in addition to the fulfillment of any and all other conditions set forth in this Agreement:

1.           Reinstate EMed in the State of Nevada.

Prior to the Closing Date, Escrow Agent on behalf of Company and EMed shall reinstate EMed in the State of Nevada including appoint a resident agent in the State of Nevada.

2.           Appoint of new Transfer Agent.

Prior to the Closing Date, Escrow Agent on behalf of Company and EMed shall appoint Standard Registrar & Transfer Company, Inc. of Draper, Utah as the new transfer agent of EMed.

3.           Amend the Articles of Incorporation of EMed.

Prior to the Closing Date, Escrow Agent on behalf of Company and EMed shall amend its Articles of Incorporation by approving:

3.1           Ten to One (10:1) reverse split of all existing Shareholders.

3.2           Increase the authorized common shares from Fifty (50,000,000) million to Two Hundred (200,000,000) million.

3.3           Change the name of EMed to Acem Holdings, Inc.

4.           Spinoff of all existing businesses.

EMed shall spinoff its subsidiary E Med Sub, Inc. a Nevada corporation and any and all other existing assets and operations of EMed prior to or immediately after closing.

5.           Settle other existing debts.

Prior to the Closing Date, Escrow Agent on behalf of Company and EMed shall negotiate and settle all other existing debts of EMed for newly issued shares of EMed whereby at closing no more than Six Million (6,000,000) common shares post ten to one reverse split are issued and outstanding to all shareholders other than Sellers.

6.           Corporate Action.

Prior to the Closing Date, the Shareholders and Board of Directors of the EMed shall have duly adopted resolutions to the same effect with respect to the aforesaid matters.

7.           Directors and Executive Officers.

At Closing, Donald Sullivan and Ron Alexander shall resign, and Frans van Rijn shall be elected to the Board of Directors and serve as its Chief Executive Officer and Richard Fokker shall be elected to the Board of Directors and serve as its Chief Financial Officer.

F.           CLOSING

The closing under this Agreement (the "Closing") and all deliveries hereunder shall take place at the office of the SEC Attorneys, Two Corporate Drive, Suite 234, Shelton, CT 06484, on December 31, 2011 or such other date as shall be agreed upon by all the parties ("the Closing date").

G.           POST CLOSING PROVSIONS

After Closing in accordance with Paragraph F above, Lexicon will do the following:

1.           Audits.

After closing EMed will engage an auditor to complete the audit of EMed for December 31, 2008, the reviews for March 31, 2009, June 30, 2009, and September 30, 2009, the audit for December 31, 2009, the reviews for March 31, 2010, June 30, 2010, and September 30, 2010, the audit for December 31, 2010, the reviews for March 31, 2011, June 30, 2011, and September 30, 2011, and the audit for December 31, 2011.

2.           SEC Filings.

After closing EMed will prepare and file the Form 8-K notifying the Sec of the completion of the acquisition and file upon the completion of the required financial statements by its auditors the Form 10-K for December 31, 2008, the Forms 10-Q for March 31, 2009, June 30, 2009, and September 30, 2009, the Form 10-K for December 31, 2009, the Form 10-Q for March 31, 2010, June 30, 2010, and September 30, 2010, the Form 10-K for December 31, 2010, the Form 10-Q for March 31, 2011, June 30, 2011, and September 30, 2011, and the Form 10-Q for December 31, 2011.

3.           FINRA Filings.

After closing EMed will obtain a new Symbol from FINRA, EMed shall file a Form 15c-211 to become trading on the OTC Bulletin Board.

G.           GENERAL PROVISIONS

1.           Survival of Representations, Warranties and Covenants.

Unless otherwise expressly provided herein, the representations, warranties, covenants, indemnities and other agreements herein contained shall be deemed to be continuing and shall survive the consummation of the transactions contemplated by this Agreement.

2.           Diligence.

The parties hereto agree that each shall with reasonable diligence proceed to take all action which may be reasonably required to consummate the transaction herein contemplated.

3.           Waivers.

Each party hereto may:

3.1           Extend the time for performance of any of the obligations of the other party;

3.2           Waive in writing any inaccuracies in representations and warranties made to it contained in this Agreement or any schedule hereto or any certificate or certificates delivered by any of the other parties pursuant to this Agreement; and

3.3           Waive in writing the failure of performance of any of the agreements, covenants, obligations or conditions of the other parties herein set forth, or alternatively terminate this Agreement for such failure.

4.           Non-Waiver.

The waiver by any party hereto of any breach, default, inaccuracy or failure by another party with respect to any provision in this Agreement or any schedule hereto shall not operate or be construed as a waiver of any other provision thereof or of any subsequent breach thereof.

5.           Further Assurances.

Each party hereto agrees to execute such further documents or instruments, requested by the other party, as may be reasonably necessary or desirable to effect the purposes of this Agreement and to carry out its provisions, at the expense of the party requesting the same.

6.           Entire Agreement.

This Agreement constitutes a complete statement of all the arrangements, understandings and agreements between the parties, and all prior memoranda and oral understandings with respect thereto are merged in this Agreement. There are no representations, warranties, covenants, conditions or other agreements among the parties except as herein specifically set forth, and none of the parties hereto shall rely on any statement by or on behalf of the other parties which is not contained in this Agreement.

7.           Governing Law.

Irrespective of the place of execution or performance of this Agreement, it shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Nevada, and cannot be changed, modified, amended or terminated except in writing, signed by the parties hereto.

8.           Benefit and Assignability.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns, provided, however, that this Agreement cannot be assigned by any party except by or with the written consent of the others.  Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm or corporation other than the parties hereto and their respective legal representatives, successors and assigns any rights or benefits under or by reason of this Agreement.

9.           Approval of Counsel.

The form of all legal proceedings and of all papers and documents used or delivered hereunder, shall be subject to the approval of counsels to EMed, ompany and Sellers.

10.           Costs.

Company shall bear the costs and expenses of the transaction.

11.           Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

12.           Notices.
Any notices and other communications under this Agreement shall be in writing and shall be considered given if delivered personally or mailed by certified mail to the party, for whom such notice is intended, at the address indicated below (or at such other address as such party may specify by notice to the other parties hereto).

Sellers:
Siyar Holding AG
Oberneuhofstrasse 6
6340 BAAR, Switzerland
Officer: M.C. Fokker

Pure Earth Holdings LTD
Andrea Araouzou 38
4th floor, Flat/Office 401
1076, Nicosia Cyprus
Officer: Monterey Exec. LTD

Total invest international BV
lange stammerdijk 31
1109 BL Amsterdam
Netherlands
Officer: J.M. Erkelens

Wistals Investmens Group AG
Oberneuhofstrasse 6
6340 BAAR
Switzerland
Officer: E.B.H.G. Meijers

Vela Heleen Holding GMBH
Oberneuhofstrasse 6
6340 BAAR
Switzerland
Officer: M.C. Fokker

A van Buuren
lange stammerdijk 31
1109 BL Amsterdam
Netherlands

Sec Attorney, LLC
2 Corporate Drive, Suite 234
Shelton, CT 06484
Member: Jerry Gruenbaum, Esq.

EMed:

E Med Future, Inc.
208 North Clay Street
Millersburgh, Ohio 44654
Attn; Don Sullivan

13.           Headings.

The headings in this Agreement are intended solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

14.           Further Action.

Any further action required or permitted to be taken under this Agreement, including giving notices, executing documents, waiving conditions, and agreeing to amendments or modifications, may be taken on behalf of a party by its Board of Directors, its President or any other person designated by its Board of Directors, and when so taken shall be deemed the action of such party.

IN WITNESS WHEREOF, the parties hereto have respectively executed this Agreement the day and year first above written.

E MED

E Med Future, Inc.

By: _____________________________
Donald Sullivan, Chief Executive Officer,
Chief Financial Officer & Director

SELLERS

Siyar Holding AG

By:______________________________
M.C. (Richard) Fokker, Managing Director

Pure Earth Holdings LTD

By: ______________________________
Monterey Exec. LTD

Total invest international BV

By: _______________________________
J.M. Erkelens

Wistals Investments Group AG

By: _______________________________
E.B.H.G. Meijers

Vela Heleen Holding GMBH

By: _______________________________
M.C. (Richard) Fokker

___________________________________
A van Buuren
Signed by J.M. Erkelens by power of Attorney

Sec Attorneys, LLC

By:________________________________
Jerry Gruenbaum, Esq.

The Company

ACEM Madencihlik LTD

By:________________________________
M. C. (Richard) Fokker, Managing Director

ESCROW AGENT

By:________________________________
Jerry Gruenbaum, Esquire

Exhibit A
Schedule of Company shareholders

Shareholder                                                                                          EMed Shares

Siyar Holding AG                                                                                 59,000,000

Pure Earth Holdings LTD                                                                    14,750,000

Total invest International BV                                                              14,750,000

Wistals Investments Group AG                                                          14,750,000

Vela Heleen Holding GMBH                                                                14,750,000

A van Buuren                                                                                           1,000,000

Sec Attorneys, LLC                                                                                1,000,000
__________

Total                                                                                                      120,000,000
=========

E MED FUTURE, INC. 2 CORPORATE DRIVE, SUITE 234 SHELTON, CT 06484	VOTE BY EMAIL Mark, sign and date your proxy card, scan it and return by email to jerry@secattorneys.com, our Escrow Agent.

VOTE BY FAX Mark, sign and date your proxy card, and fax it to E Med Future, Inc.. c/o Jerry Gruenbaum, Esq. our Escrow Agent at 1 (203) 404-0450.

VOTE BY MAIL Mark, sign and date your proxy card, scan it and return it to E Med Future, Inc. c/o Jerry Gruenbaum, Esq. our Escrow Agent at 2 Corporate Drive, Suite 234, Shelton, CT 06484.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INC AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXYCARD IS VALID ONLY WHEN SIGNED AND DATED.

 Name of Shareholder: ____________________________________________________

Number of Shares owned: _________________________________________________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.
	For	Against	Abstain

Ratify the Acquisition Agreement to acquire ACEM Holding AG	0	0	0

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO RATIFY THE ACQUISITION AGREEMENT TO ACQUIRE ACEM HOLDING, AG.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND.

For address changes and/or comments, please check this box and write changes on the back where indicated	0

Please sign exactly as your name or names appear(s) on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF SHAREHOLDERS OF

E MED FUTURE, INC.

JANUARY 6, 2012

Please date, sign and mail
your proxy card
as soon as possible.

Please detach along perforated line and mail.

E MED HOLDING, INC.

2 Corporate Drive, Suite 234
Shelton, CT 06484

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Donald Sullivan and Ronald Alexander, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, for and on behalf of the undersigned, all the shares of common stock of E MED FUTURE, INC. held of record by the undersigned on December 15, 2011 at the Special Meeting of Shareholders of the Company to be held at the offices of the Company, 2 Corporate Drive, Suite 234, Shelton, CT 06484 on January 6, 2012 at 10:00 a.m. Eastern Daylight Time or any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Special Meeting and Proxy Statement, both of which have been received by the undersigned and upon all such other matters that may properly be brought before the meeting, as to which the undersigned confers discretionary authority upon said proxies.  Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as directed on the reverse side.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)